Presentation for Business Update March 5, 2024

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

($51.6m) Q4 2022 $10.6m Q4 2023 gaap NET earnings ($22.8m) Q4 2022 $27.8m Q4 2023 Adjusted earnings $3.0m Q4 2022 $43.4m Q4 2023 revenues 377 BTC Q4 2022 1,327 BTC Q4 2023 Btc mined(1) 1,433 BTC As of February 29, 2024 BTC Held $69.4m As of February 29, 2024 cash 7.4 EH/s As of February 29, 2024 Self-mining hashrate Financial Highlights Note: Values represented are approximations Bitcoin mined figure represents bitcoin mined at Odessa as well as the share of bitcoin mined at JV sites

Positioned to Win Through the Halving

BUILT TO SUCCEED

~2.7c

Anticipated Weighted Average **Power Price** (c/kWh)(1)

~96%

of Portfolio Energized Through **Fixed Price Power**

~29.9 J/TH

Current Operating Fleet Efficiency

~22.0 J/TH

2025 Expected Fleet Efficiency(2)

GROWTH UPDATES

- 30 MW expansion at each of Bear and Chief JV data centers delivering ~1.25 EH/s of self-mining capacity on track for Q2 2024 deployment
- Hardware and software optimization expected to add an incremental ~0.62 EH/s, expected by Q3 2024
- 300 MW Black Pearl data center construction commenced with expected energization in Q2 2025

(1) Represents the expected weighted average power price at Cipher's current sites
(2) Reflects Cipher's expected fleet efficiency with the current operating fleet, energization of contracted rigs / hardware, implementation of software, and energization of the full Bitmain T21 purchase option

4

Bitcoin Mining Business Model POWER SOURCE MINING EQUIPMENT BITCOIN NETWORK Data center revenue includes a reward for the block mined, transaction fees, and potential power sales(1) Average block time is 10 minutes Time for Bitcoin system to mine a new block Block reward based on ratio of data center’s computing power to that of entire Bitcoin network Current block reward amounts to 6.25 bitcoins per block(2) Transaction fees are additional bitcoin paid to miners for confirming transactions Bitcoin Mining Dynamics Electricity Electricity Cost Computing Power Transaction Fees Bitcoin Reward Transaction Processing Assignment of Rewards 5 At certain sites, Cipher can opportunistically elect to use power at data center or sell to the market The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020

11 Spot Bitcoin ETFs Approved by SEC $46,143 | Jan. 10 All-Time High Hash Rate $44,319 | Feb. 8 Represents average USD market price across major bitcoin exchanges from November 1, 2023, to February 29, 2024, per blockchain.com Reflects Bitcoin network hash rate from November 1, 2023, to February 29, 2024, per blockchain.com BTC Price & Network Hash rate(1,2) Market Update Maturation of the Industry with BTC Spot ETF Approved BTC Halving Approaching Relentless Growth in Hash Rate 1 2 3 Current emphasis Execute Data Center Build-Outs Prudently Manage / Maximize Growth Through Next Cycle Optimize Production Pre-Halving FASB Digital Assets Ruling Live $43,023 | Dec. 15 Bitcoin Transaction Fees Spike (Ordinals) $42,237 | Dec. 17 Bitfury Announces Share Distribution Plan $51,728 | Feb. 26

Cipher Mining

KEY UPDATES

Data Centers Update

~$8,626 All-in Electricity Cost per BTC in 2023

Odessa

~$8,579 all-in electricity cost per BTC[1]

~88% of 2023 BTC production

Alborz

~$7,237 all-in electricity cost per BTC[2]

~7% of 2023 BTC production

Bear & Chief

~$11,531 all-in electricity cost per BTC[3]

~5% of 2023 BTC production

Steady Scaling

Hash Rate Growth



~7.4 EH/s
~8.7 EH/s
~9.3 EH/s
~16.4 EH/s
~25.1 EH/s
Current
2Q24E
3Q24E
1H25E(4)

(1) Reflects electricity cost from 2023, including TDU charges and net of revenue generated from opportunistic power sales
(2) Reflects electricity cost from 2023, including taxes, customer charges, and 2021 storm surcharge
(3) Reflects combined electricity cost from 2023, including taxes, settlement charges, and TSDP charges
(4) Assumes 3Q24E hash rate plus the energization of contracted Bitmain T21 rigs and the full Bitmain T21 purchase option

7

ODESSA

Operational Highlights

Odessa – 89% of BTC Production[(1)]

~6.4 EH/s
207 MW
Operating Capacity

~635
BTC Mined YTD[(2)]

~$8,579
All-in Electricity Cost per BTC[(3)]

~10.8
Daily BTC Mining Capacity[(4)]

(1) Reflects approximate percentage of Cipher's February 2024 BTC production
(2) YTD through February 2024
(3) Reflects electricity cost from 2023, including TDU charges and net of revenue generated from opportunistic power sales
(4) Assumes full up-time, February 2024 average network hashrate of 569 EH/s & 951 bitcoins mined per day

ALBORZ

Operational Highlights

Alborz – 7% of BTC Production[(1)]

~1.3 EH/s
40 MW
Operating Capacity[(2)]

~88
BTC Mined YTD[(3)]

~$7,237
All-in Electricity Cost per BTC[(4)]

~2.2
Daily BTC Mining Capacity[(5)]

(1) Reflects approximate percentage of Cipher's February 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.64 EH/s
(3) YTD through February 2024; joint venture with WindHQ LLC, of which Cipher owns ~43 BTC
(4) Reflects electricity cost from 2023, including taxes, customer charges, and 2021 storm surcharge
(5) Assumes full up-time, February 2024 average network hashrate of 569 EH/s & 951 bitcoins mined per day

BEAR & CHIEF

Operational Highlights

Bear & Chief – 4% of BTC Production[(1)]

~0.7 EH/s
20 MW
Operating Capacity[(2)]

~54
BTC Mined YTD[(3)]

~$11,531
All-in Electricity Cost per BTC[(4)]

~1.1
Daily BTC Mining Capacity[(5)]





(1) Reflects approximate percentage of Cipher's February 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.32 EH/s
(3) YTD through February 2024; joint venture with WindHQ LLC, of which Cipher owns ~26 BTC
(4) Reflects combined electricity cost from 2023, including taxes, settlement charges, and TSDP charges
(5) Assumes full up-time, February 2024 average network hashrate of 569 EH/s & 951 bitcoins mined per day

2024 Expansion To add S21 photo

Financial Update

$10.6m Q4 2023 ($25.8m) 2023 gaap NET earnings $0.04 Q4 2023 ($0.10) 2023 Gaap net earnings per share $43.4m Q4 2023 $126.8m 2023 revenues 1,195 BTC Q4 2023 4,334 BTC 2023 Btc mined(1) Fourth Quarter and Full Year 2023 Update Note: Values represented are approximations Bitcoin mined figure represents bitcoin mined at Odessa and excludes the share of bitcoin mined at JV sites $27.8m Q4 2023 $46.2m 2023 Adjusted Earnings $0.11 Q4 2023 $0.18 2023 Adjusted earnings per Share

  December 31, 2023     December 31, 2022   ASSETS           Current assets           Cash and cash equivalents $ 86,105     $ 11,927   Accounts receivable   622       98   Receivables, related party   245       1,102   Prepaid expenses and other current assets   3,670       7,254   Bitcoin   32,978       6,283   Derivative asset   31,878       21,071   Total current assets   155,498       47,735   Property and equipment, net   243,815       191,188   Deposits on equipment   30,812       73,018   Intangible assets, net   8,109       596   Investment in equity investees   35,258       37,478   Derivative asset   61,713       45,631   Operating lease right-of-use asset   7,077       5,087   Security deposits   23,855       17,730   Total assets $ 566,137     $ 418,463   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 4,980     $ 14,286   Accounts payable, related party   1,554       3,083   Accrued expenses and other current liabilities   22,439       19,353   Finance lease liability, current portion   3,404       2,567   Operating lease liability, current portion   1,166       1,030   Warrant liability   250       7   Total current liabilities   33,793       40,326   Asset retirement obligation   18,394       16,682   Finance lease liability   11,128       12,229   Operating lease liability   6,280       4,494   Deferred tax liability   5,206       1,840   Total liabilities   74,801       75,571   Commitments and contingencies (Note 14)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of December 31, 2023 and December 31, 2022   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 296,276,536 and 251,095,305 shares issued as of December 31, 2023 and December 31, 2022, respectively, and 290,957,862 and 247,551,958 shares outstanding as of December 31, 2023, and December 31, 2022, respectively   296       251   Additional paid-in capital   627,822       453,854   Accumulated deficit   (136,777)     (111,209) Treasury stock, at par, 5,318,674 and 3,543,347 shares at December 31, 2023 and December 31, 2022, respectively   (5)     (4) Total stockholders’ equity   491,336       342,892   Total liabilities and stockholders’ equity $ 566,137     $ 418,463   Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

  Years ended December 31,     2023     2022   Revenue - bitcoin mining $ 126,842     $ 3,037   Costs and operating expenses (income)           Cost of revenue   50,309       748   General and administrative   85,195       70,836   Depreciation and amortization   59,093       4,378   Change in fair value of derivative asset   (26,836)     (73,479) Power sales   (9,941)     (458) Equity in losses of equity investees   2,530       36,972   Gains on fair value of bitcoin   (11,038)     (6) Impairment of bitcoin   -       1,467   Other gains   (2,355)     -   Total costs and operating expenses (income)   146,957       40,458   Operating loss   (20,115)     (37,421) Other income (expense)           Interest income   164       215   Interest expense   (1,999)     (137) Change in fair value of warrant liability   (243)     130   Other expense   (17)     -   Total other (expense) income   (2,095)     208   Loss before taxes   (22,210)     (37,213) Current income tax expense   (201)     -   Deferred income tax expense   (3,366)     (1,840) Total income tax expense   (3,567)     (1,840) Net loss $ (25,777)   $ (39,053) Net loss per share - basic and diluted $ (0.10)   $ (0.16) Weighted average shares outstanding - basic and diluted   252,439,461       248,227,458   Consolidated Statement of Operations Note: In thousands, except for share and per share amounts

    Years ended December 31,       2023     2022   Reconciliation of Adjusted Earnings:             Net loss   $ (25,777)   $ (39,053) Change in fair value of derivative asset     (26,836)     (73,479) Share-based compensation expense     38,470       41,504   Depreciation and amortization     59,093       4,378   Deferred income tax expense     3,366       1,840   Other gains - nonrecurring     (2,355)     -   Change in fair value of warrant liability     243       (130) Adjusted earnings     46,204       (64,940) Non-GAAP Measures Note: In thousands The following are reconciliations of our Adjusted Earnings, in each case excluding the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability, to the most directly comparable GAAP measures for the periods indicated:

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Year Ended December 31, 2023

	Common Stock			Additional		Accumulated		Treasury Stock			Total
	Shares		Amount		Paid-in Capital		Deficit	Shares		Amount		Stockholders' Equity
Balance as of January 1, 2023	**251,095,305**	$	**251**	$	**453,854**	$	**(111,209)**	**(3,543,347)**	$	**(4)**	$	**342,892**
Cumulative effect upon adoption of ASU 2023-08	-		-		-		209	-		-		209
Issuance of common shares, net of offering costs - At-the-market offering	37,433,923		37		132,406		-	-		-		132,443
Issuance of common shares - Black Pearl asset acquisition	2,397,424		2		6,998		-	-		-		7,000
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	4,942,906		5		(3,906)		-	(1,775,327)		(1)		(3,902)
Share-based compensation	406,978		1		38,470		-	-		-		38,471
Net loss	-		-		-		(25,777)	-		-		(25,777)
Balance as of December 31, 2023	**296,276,536**	$	**296**	$	**627,822**	$	**(136,777)**	**(5,318,674)**	$	**(5)**	$	**491,336**

Year Ended December 31, 2022

	Common Stock				Additional		Accumulated	Treasury Stock				Total
	Shares		Amount		Paid-in Capital		Deficit	Shares		Amount		Stockholders' Equity
Balance as of January 1, 2022	**252,131,679**	$	**252**	$	**425,438**	$	**(72,156)**	**(2,852,259)**	$	**(3)**	$	**353,531**
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,853,779		2		(3,091)		-	(691,088)		(1)		(3,090)
Warrants exercised	20		-		-		-	-		-		-
Common stock cancelled	(2,890,173)		(3)		(9,997)		-	-		-		(10,000)
Share-based compensation	-		-		41,504		-	-		-		41,504
Net loss	-		-		-		(39,053)	-		-		(39,053)
Balance as of December 31, 2022	**251,095,305**	$	**251**	$	**453,854**	$	**(111,209)**	**(3,543,347)**	$	**(4)**	$	**342,892**

Note: In thousands, except for share amounts

18

Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 74,186     $ 105,904   Right-of-use asset obtained in exchange for finance lease liability $ 14,212     $ 14,998   Issuance of common stock in exchange for intangible assets $ 7,000     $ -   Right-of-use asset obtained in exchange for operating lease liability $ 2,812     $ -   Reclassification of receivables, related party to investment in equity investees $ 2,060     $ -   Equity method investment acquired for non-cash consideration $ 1,926     $ 127,796   Sales tax accrual on machine purchases $ 1,209     $ -   Bitcoin received from equity investees $ 317     $ 4,828   Common stock cancelled $ -     $ 10,000   Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses $ -     $ 13,994   Right-of-use asset obtained in exchange for operating lease liability $ -     $ 5,859   Investment in equity investees in accrued expenses $ -     $ 5,316   Deposits on equipment in accounts payable, accounts payable, related party and accrued expenses $ -     $ 13,403   Initial estimate of asset retirement obligation and related capitalized costs $ -     $ 16,509   Reclassification of deferred investment costs to investment in equity investees $ -     $ 174   Finance lease cost in accrued expenses $ -     $ 339   Prepaid rent reclassified to operating lease liability $ -     $ 132     Years ended December 31,     2023     2022   Cash flows from operating activities           Net loss $ (25,777)   $ (39,053) Adjustments to reconcile net loss to net cash provided by (used in) operating activities:           Depreciation   58,972       4,378   Amortization of intangible assets   121       -   Amortization of operating right-of-use asset   822       772   Share-based compensation   38,470       41,504   Equity in losses of equity investees   2,530       36,972   Impairment of bitcoin   -       1,467   Non-cash lease expense   1,940       137   Deferred income taxes   3,366       1,840   Bitcoin received as payment for services   (126,319)     (2,939) Change in fair value of derivative asset   (26,836)     (73,479) Change in fair value of warrant liability   243       (130) Gains on fair value of bitcoin   (11,038)     (6) Changes in assets and liabilities:           Accounts receivable   (524)     (98) Receivables, related party   (1,203)     (1,102) Prepaid expenses and other current assets   3,531       6,433   Security deposits   (6,125)     (7,378) Accounts payable   (9,306)     892   Accounts payable, related party   (1,529)     1,530   Accrued expenses and other current liabilities   5,311       748   Lease liabilities   (890)     (203) Proceeds from power sales   -       1,721   Proceeds from reduction of scheduled power   -       5,056   Proceeds from sale of Bitcoin   -       23   Net cash used in operating activities   (94,241)     (20,915) Cash flows from investing activities           Proceeds from sale of bitcoin   111,188       -   Deposits on equipment   (33,906)     (188,103) Purchases of property and equipment   (20,480)     (39,219) Purchases and development of software   (634)     (596) Capital distributions from equity investees   3,808       54,009   Investment in equity investees   (3,545)     -   Prepayments on financing lease   (3,676)     -   Net cash provided by (used in) investing activities   52,755       (173,909) Cash flows from financing activities           Proceeds from the issuance of common stock   135,848       -   Offering costs paid for the issuance of common stock   (3,404)     -   Repurchase of common shares to pay employee withholding taxes   (3,902)     (3,090) Principal payments on financing lease   (12,878)     -   Net cash provided by (used in) financing activities   115,664       (3,090) Net increase (decrease) in cash and cash equivalents   74,178       (197,914) Cash and cash equivalents, beginning of the period   11,927       209,841   Cash and cash equivalents, end of the period $ 86,105     $ 11,927   Consolidated Statement of Cash Flows Note: In thousands